SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 20, 2001


                             PS BUSINESS PARKS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


         California                    1-10709                 95-4300881
         ----------                    -------                 ----------
 (State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                  Identification Number)


               701 Western Avenue, Glendale, California 91201-2397
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (818) 244-8080
                                                           --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events

PS Business Parks, Inc., through its consolidated partnership (collectively referred to as the "Company"), acquired 12 buildings known as the "Prosperity Business Campus" and 12 buildings (including 24 acres of developable land) known as the "Cornell Oaks Corporate Center" on June 1, 2001 and November 20, 2001, respectively, at an aggregate purchase price of approximately $175.9 million. The Company is not affiliated with the sellers and the purchase price was established through arm's length negotiations. The acquisitions were funded with the Company's existing cash balances and borrowings of $60 million from its unsecured line of credit with Wells Fargo Bank.

The following table provides certain information concerning the facilities acquired:


         Name and                                    Date of         Property        Purchase     Net Rentable      Occupancy
         Location                    Seller          Acquisition       Type           Price       Square Footage    at Closing
--------------------------- ----------------------- ------------- --------------- -------------- ---------------- --------------
Prosperity Business Campus   Olympia Properties,
  Fairfax, Virginia          L.L.C.                    6/1/01       Industrial &
                                                                      Office       $ 88,400,000       657,850          99%

Cornell Oaks Corporate       Talcott Realty I
  Center                     Limited Partnership     11/20/01       Industrial &
  Beaverton, Oregon                                                   Office         87,500,000       684,554          95%
                                                                                  -------------- ---------------- --------------
                                                                                   $175,900,000     1,342,404          97%
                                                                                  ============== ================ ==============

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


Item 7. Financial Statements and Exhibits


(a)(3)   Financial Statements specified by Rule 3.14 of Regulation S-X
         -------------------------------------------------------------

         It is impracticable to provide at the time of filing this Report on Form 8-K any of the financial statements or the additional information specified by Rule 3-14 of Regulation S-X as required by Item 7(a)(3). The required financial information and additional information will be filed by amendment as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.

(b)      Pro Forma Consolidated Financial Statements
         -------------------------------------------

         It is impracticable to provide at the time of filing this Report on Form 8-K any of the pro forma financial information required pursuant to Article 11 of Regulation S-X as required by Item 7(b)(1). The required pro forma information will be filed by amendment as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         PS BUSINESS PARKS, INC.


Date:  November 27, 2001                                   By: /S/ JACK CORRIGAN
                                                               -----------------
                                                                   Jack Corrigan
                                      Vice President and Chief Financial Officer


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